UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 23, 2007

ROKWADER, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-125314	73-1731755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23950 Craftsman Road, Calabasas, CA 91302
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(818) 224-3675

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.01	Completion of Acquisition or Disposition of Assets

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause Rokwader, Inc. (“Rokwader”) and Latigo Shore Music, Inc. (“Latigo”) actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe Rokwader and Latigo’s future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. Rokwader and Latigo’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, Rokwader undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ACQUISITION OF LATICO BY ROKWADER

On April 23, 2007, Rokwader, Inc., a Delaware corporation (“Rokwader”), completed an acquisition of all of the issued and outstanding capital stock of Latigo Shore Music, Inc., a Delaware corporation (“Latigo”). The acquisition was effected pursuant to the terms of a Revised Securities Exchange Agreement (the “Agreement”) entered into on April 20, 2007, by and between Rokwader, Latigo and Steve Dorff, the sole shareholder of Latigo. Latigo will operate as a wholly-owned subsidiary of Rokwader. Rokwader will continue its business under the name Rokwader; and the officers and directors of Rokwader, prior to the acquisition, will remain the officers and directors of Rokwader after the acquisition, with the addition of Steve Dorff as a director. Mr. Dorff will continue to be the President of Latigo.

Pursuant to the terms of the Agreement, Rokwader acquired all of the outstanding shares of capital stock of Latigo for 70,000 shares of Rokwader common stock (aggregating approximately 5.3% of its issued and outstanding common stock) plus a promissory note in the amount of $30,000. The note is due and payable on or before October 23, 2007. Steve Dorff, the sole Latigo shareholder, will also be entitled to receive up to an additional 200,000 shares of Rokwader common stock from the date of closing through December 31, 2008, pursuant to an earn-out provision in the Agreement.

Except for the Agreement and the transactions contemplated by that agreement, neither Rokwader, nor its directors and officers, had any material relationships with Latigo, its officers, directors or principal stockholders.

BUSINESS OF ROKWADER

Prior to the Closing, Rokwader was a public “shell” company with nominal assets whose sole business was to identify, evaluate and investigate various companies to acquire or with which to merge. Upon consummation of the transaction with Latigo, Rokwader’s business will become the business of Latigo which will be Rokwader’s sole operating subsidiary.

BUSINESS OF LATIGO

Company Information

Latigo Shore Music is in the music industry business, whose purpose is to create viable entertainment assets in the music recording field. The initial major function of Latigo is to actively pursue and sign emerging musical talent, notably singers and songwriters.

In February 2007, Latigo purchased 50% of a music catalog (the “Catalog”) from an unaffiliated seller, Ash Street Music. The catalog included copyrights and publishing rights. The Catalog consists of 107 original songs written in whole or in part by Andrew Dorff, an adult son of Steve Dorff, the owner of Latigo. Andrew Dorff’s publishing company owns the other 50% in the Catalog. Neither Andrew Dorff nor his publishing company owns any interest in Latigo or Rokwader. Latigo will collaborate with Ash Street Music in the commercial development of the catalog and will share equally in any revenues, expenses or profits derived from such commercial development. Latigo also owns two master recordings of finished CD’s featuring Steve Dorff as a singer, entitled Pacific Sunrise and You Set My Dreams to Music, which have not yet had major distribution. Steve Dorff and his co-writers of the songs retain the copyrights and publishing rights and they will be paid a writer’s fee and publisher’s fee if and when Latigo begins distribution of the CD’s. Additionally, Latigo has a contract to produce and market a young, upcoming singer/songwriter and is currently in production on his first recording. Mr. Steve Dorff has also offered his services non-exclusively as a producer for Latigo’s music production business and given Latigo a right of first refusal to any future productions he may undertake.

Business Strategy

Latigo is in the music industry business. Latigo believes emerging technologies and the introduction of innovative business relationships in the current market allow for a unique opportunity for business expansion. We would act as a conduit through selling or leasing Master recordings of our exclusively signed artists to record companies and distributors. In rare cases, should market conditions and emerging technologies warrant, Latigo would distribute music material for signed artists themselves, at their sole discretion. Should the artist also be a songwriter, Latigo will acquire a percentage of these copyright interests, provided the publishing interests are available.

Latigo’s business plan provides for Latigo to produce three or four songs (known as a demo) for each of its artists, to be paid for by Latigo. The expected cost for this, per artist, is $15,000-$25,000. This is intended to create enough interest that a major music label would pick up the remaining costs and finish the project. Revenues for Latigo would initially be realized in the following ways:

•	Negotiated royalties for actual sales of the recordings.

•	Publishing income on copyrights that we acquire.

Latigo’s intent is to produce demo recordings for approximately three artists in the first twelve months of operation, and Latigo would receive an approximate 18-24% royalty rate. The artist would typically be compensated a royalty rate between 12-15%, with Latigo receiving any remaining percentage. Any financial arrangement would be dependent on the number of albums sold, via traditional CD’s or electronic media, and the price arrangement of such albums.

Upon completion of the demo (Master and CD’s), Latigo would offer it to various independent labels and distributors with the intention of generating interest and securing distribution for their musicians and musical product. Latigo intends to secure full distribution agreements, which would include manufacturing, distribution, and CD sales.

Latigo expects to secure deals with various recording companies that are experienced with producing and distributing emerging artists and genres that fall outside of the traditional reach of the major labels. Due to our limited size and the limited potential of our initial offerings, we cannot predict how successful our efforts will be.

Management Experience

Management is confident that their current officers, as well as the consultants and vendors they utilize at their discretion, are sufficient to execute the goals of Latigo, and operate the business through the initial phase of production and marketing.

Steve Dorff, the President of Latigo, is a long-time composer and producer. Mr. Dorff is a three-time Grammy nominee and has often been on the nation's top music charts. His résumé includes nine #1 film songs and 15 Top 10 hits, including the Kenny Rogers' classic "Through the Years", a BMI 3 million performance song, as well as "I Just Fall In Love Again ", the Anne Murray record that captured Billboard's #1 Song Of The Year honors. His many songs have been sung by some of the greatest artists of our time including Barbra Streisand, Celine Dion, Whitney Houston, George Strait, Vanessa Williams and others.

Emmy Nominee for five television compositions, his credits include such stalwarts as "Murphy Brown" and "Murder She Wrote". He has also contributed to various television series’ like "Growing Pains", "Alien Nation", "Spenser: for Hire", "Major Dad", "Columbo", "Reba", and "Rodney".

His many TV and cable movie credits include the Emmy nominated CBS mini-series "Elvis", the Hallmark Hall of Fame "Rose Hill", the animated Christmas classic "Annabelle's Wish", "Babe Ruth", "The Quick and The Dead", "Moonshine Highway" and "The Defiant Ones". Mr. Dorff’s many movie songs and scores have been featured in "Bronco Billy", "Blast from the Past", "Rocky IV", "Pure Country", "Tin Cup", "Michael", "Dudley Do-Right", "Dancer, Texas", "The Last Boy Scout", "Curly Sue" and "Honky Tonk Man".

Mr. Dorff currently has two projects that are being developed for the musical theater: "Josephine" (The Josephine Baker Story) and "Pure Country" (The Musical).

Industry Overview

Music is one of the primary entertainment forms of the modern era. The industry is highly competitive, based on consumer preferences, and changes rapidly due to consumer demand and advancements in technology. To be competitive, companies must be able to discover and develop artists and talents that have appeal beyond a domestic audience. They must also be able to successfully promote and market these acts, and maintain strong music publishing catalogues. These catalogues provide for lucrative business opportunities that can be exploited year after year, and are not at the mercy of changing technologies. The top five music consuming countries continue to be the United States, England, France, Japan, and Germany. After many years of declining sales due to the undercutting of traditional CD distribution by peer-to-peer networks such as Napster and Kazaa, the industry has recently made strong gains in the electronic download market with such vectors as iTunes and Rhapsody. It should also be noted that big box stores such as Best Buy, Wal-Mart, and Target have significantly affected sales and promotion within the industry. In 1994, record stores provided 53% of product, compared to only 33% in 2004.

As stated in an article in 2003 by the Recording Industry Association of America, “Music is the world’s universal form of communication. It touches every person of every culture on the globe to the tune of $40 billion annually, and the U.S. recording industry accounts for fully one-third of that world market. It employs thousands of people, including singers, musicians, producers, sound engineers, record promoters and retail salespersons, to name only a few.”

Companies also anticipate significant competition from other recording companies, most of which have substantial financial, technical, marketing, and management resources. This has created a greater degree of difficulty in securing proven artists and acquiring musical works by well-known artists in ways that are economically viable. Due to the continuing limitation of platforms for their artists, there is no guarantee the various music companies like Latigo can successfully compete with in the music business marketplace.

RISK FACTORS OF LATIGO

Latigo’s operating results could be adversely affected by unique factors of the music/entertainment industry over which it may have little control.

Latigo’s operating results may fluctuate due to factors that are not within our control. Other considerations that could affect our results include:

•	Our ability to raise additional capital to fund our operation.

•	Our ability to meet our obligations under our indebtedness.

•	The overall decline of the global music industry or in disposable income available for entertainment.

•	Our ability to sign and retain talent at manageable costs.

•	The threat of illegal downloading and peer-to-peer sharing networks.

•
The impact of restructuring our business plan, for the purposes of continuing to meet the changing demands of the entertainment industry according to the tastes of our consumers, and evolving technologies.

•	The quality and diversity of our portfolio of desirable music and musical talent.

The record industry has been in decline for the past five years. As the introduction and penetration of the Compact Disc format has ended, and as Internet piracy has flourished, the industry has only recently made small gains to recover from steady losses. The introduction of Apple’s iPod technology, as well their complimentary online music store, iTunes, has helped to stem this trend.

The changing face of traditional retail venues could make marketing of Latigo’s music more difficult.

It should be noted that due to this continuing decline, several wholesale and retail establishments that used to be relied on as distribution points have consolidated or gone out of business, the Tower Records group being one of the latest victims. This has created limited shelf space and therefore, could have an adverse affect on promoting our music products and establishing our business. To remain competitive, it must be considered that this could have a downward affect on our profit margins. The negotiating leverage of big box retailers such as Wal-Mart and Best Buy, and their specific operating needs to provide their consumers with a low price advantage, will affect our profit potential for that market.

The artist associated costs are difficult to predict and could be larger than anticipated thus reducing net revenues of Latigo.

Our business is dependent on finding and retaining artists that show an ability to connect to today’s musical tastes. This includes creating a first album that is well received, and whose albums continue to solicit anticipation from consumers. This must be done with two considerations in mind:

a.	The cost of marketing a new act has risen dramatically over the past fifteen years. This can be contributed to the amount of publicity that is necessary to cover growing media outlets.

b.	Finding ways to produce a talented artist in ways that are economically viable for Latigo.

It is important to note that finding artists with long-term appeal is difficult and retaining such talent at manageable costs is also difficult. Due to the changing tastes of the public, several acts with traditional success have faced declining sales in every area of revenue including, but not limited to, mechanical sales of recordings, traditional releases, and future releases.

Unauthorized piracy could reduce sales proceeds while increasing costs to prevent such piracy.

Unauthorized piracy continues to be the single greatest threat facing the recording industry. It should be stated that although we will work with our vendors, our distributors, our facilities, and our business partners to prevent piracy, it is virtually impossible to stop this widening trend of illegal downloading and use of music material.

In 2004 alone, it is estimated that 1.2 billion counterfeit discs were sold, despite continued financial and legal measures being taken by the music industry as a whole. This has only been exacerbated by the creation of online music sharing and peer-to-peer networks. This has lead to significant difficulty enforcing intellectual rights in the digital environment. These unauthorized users tend to create pressure on our cost and profit margins.

Potential costly litigation to enforce intellectual rights.

Our business is dependent on intellectual property, which has become a field that has encountered increasing litigation. If we allege or if others allege that we have infringed on intellectual property rights, significant resources could be diverted to the prosecution or defense of such transactions. This would include not only monetary consideration, but also the time and resources of management. There can be no assurances that we would prevail in any such legal actions.

The music/entertainment industry is a highly competitive market with relatively low barriers to entry.

It should be understood that the recording industry is highly competitive. It is based on consumer taste and the ability for technology to deliver our product. Both of these elements are subject to rapid and radical changes, often with unforeseen costs to the producers and distributors. We compete with other record companies and music publishers to discover and retain acts that will not only connect with today’s consumers, but also create valuable additions to our music catalogue. In addition, due to the low barriers to entry characterizing the music/entertainment field, Latigo will continue to face new competition from new music genres and emerging uses of technology. Many of our competitors may occasionally reduce costs to gain market share or create a loss leader for emerging technology. It is also possible that we may lose business if we are unable to sign successful artists and songwriters, or if we are unable to compete with the quality of artists and technology of our competitors. We may also see loses if we are unable to develop business relationships to gain access to outside technologies such as the emerging markets of music downloads and cell phones that are economically feasible to us. Finally, we face consistent non-direct competition from other entertainment mediums such as film, television, live events, Internet, and the rising video game market.

Failure to attract and retain executive officers could slow Latigo’s business growth

The success of Latigo depends on the contribution of its executive officers, particularly Mr. Dorff. As the business grows, additional experienced managers will be required to guide Latigo’s business development.There is no guarantee that such managers will be appointed or will continue their employment with us.

Inability to execute our new business strategy will have an adverse affect on Latigo’s business and financial condition.

Our intention is to increase our market share through maximizing our musical assets, reducing our overhead for greater spending flexibility, creating strategic partnerships and continually adjusting to the realities of the changing market and capitalizing on emerging technologies.

To achieve these objectives, we must maintain managerial focus and coordination over a sustained period of time. Each of these also mandates that we create viable relationships with third parties consistent with our corporate strategy. The success of this strategy will not be known for some time, and our failure to institute or maintain the above initiatives could adversely affect our financial condition.

EMPLOYEES

Other than Steve Dorff, Latigo’s President, Secretary, and Chief Financial Officer there are no employees. Upon completion of the acquisition of Latigo, an executive assistant to the President and controller may be hired.

LEGAL PROCEEDINGS

Latigo is not a party to nor is it aware of any existing, pending or threatened lawsuits or other legal actions.

PROPERTIES

Steve Dorff, Latigo’s President and Director currently provides office space at no cost to Latigo.

LATIGO MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND PLAN OF OPERATION

Plan of Operation

As stated previously, Latigo’s primary activity is the development of a production company for the purpose of creating viable entertainment assets. One of Latigo’s major functions will be to discover new musical talent. With the new talent, Latigo can make Master quality recordings and function as a conduit either selling or leasing such recordings to major record companies and distributors. Latigo would pay the costs of producing three or four songs per artist, garnering enough interest to then have a   major label pick up the remaining costs to finish the project. Latigo has recently signed its first artist, a singer/songwriter, for which it has already completed demos and has begun presenting the demo s to interested record companies.

Latigo is also interested in acquiring music catalogues. Latigo acquired a 50% interest in its first music catalogue consisting of 107 songs. Latigo hopes to be able to receive publishing fees on the copyrights as the songs in the catalogue are utilized by other singers, movies, television or other theatrical outlets.

Latigo’s initial period from inception (November 2, 2006) through December 31, 2006 reflect s minimal business activities. For the first month Latigo worked on its business model and began negotiating for musical assets, music catalogues and new musical talent. On January 19 and 25, 2007 Latigo acquired two Master Recordings from its founder, Steve Dorff , and a 50% interest in a 107 song music catalogue, respectively. In early February 2007, Latigo signed a new musical talent, a singer/songwriter, to produce demo recordings and to assist in producing a recording agreement with a record company.

Latigo projects expenses associated with its business over the remainder of 2007 to be approximately $90,000. Mr. Dorff has a fully equipped recording studio where Master Recordings and demos will be produced. Mr. Dorff has agreed to be paid for the use of his studio out o f future royalties, if any. From the current interest in the Steve Dorff recordings and in the 107 song musical catalogue, Latigo projects revenues to commence in the fourth quarter of 2007.

Liquidity and Capital Resources

As set forth above, Latigo expects to generate some revenues commencing in the fourth quarter of 2007. Significant revenue may not be generated until early 2008. All of the 107 songs in the music catalogue have been recorded and approximately 40 of such songs are Master Recordings and are ready to be sold or distributed without any further work required.

In order to expand the Latigo business, Latigo may still need to secure additional debt or equity funding. Rokwader hopes to be able to raise additional funds from an offering of its stock in the future. However, this offering may not occur, or if it occurs, may not raise the required funding. Neither Rokwader nor Latigo has any plans or specific agreements for new sources of funding except for the anticipated loans from Mr. Farar as described in Item 2.03 below, incorporated by reference herein.

MANAGEMENT - ROKWADER

The following table provides information concerning our officers and directors. All directors hold office until the next annual meeting of stockholders or until their successors have been elected and qualified. Each of the individuals listed in the table constitute “promoters” as that term is defined under Rule 405 of the Securities Act.

Name	Age	Position	Year Appointed

Yale Farar	68	President and Director	2005

Mitchell W. Turk	52	Chief Financial Officer, Secretary and Director	2005

Gary Saderup	56	Director	2005

Yale Farar, President and Director, has also been the President and primary stockholder of Primario Financial, a secured lender in real estate through which he holds a California consumer financial license, since April 2003. He is also a member of the California Association of Mortgage Brokers and the National Association of Mortgage Brokers. Mr. Farar has been an active private investor for over thirty years, specializing in corporate development. Since April 1996, Mr. Farar has also been the manager and principal owner of Brooktide, LLC, and the controlling stockholder of Rokwader. Brooktide, LLC is owned by, and engages in investment and estate-planning activities for, Mr. Farar and members of his family. Neither Primario Financial, nor any other company affiliated with Mr. Farar other than Brooktide, LLC, has any relationship with Rokwader.

Mitchell W. Turk, Chief Financial Officer, Secretary and Director, has been the President and CEO of privately-held Certified Components Group, Inc. since January 2000. Certified Components Group, Inc. is an independent ISO 9001/2000 certified electronic component distributor servicing the electronics manufacturing industry worldwide, and a founding member of the Electronic Resellers Association, Inc. Mr. Turk is also a founding partner in Mitali Engineering, a private partnership formed in April 1998, that distributes surplus electronic components, and has been an active private investor for over twenty years.

Gary Saderup , Director, has been an active artist, publisher and independent businessman for over 29 years. Through his company, Gary Saderup, Inc., formed in December 1994, Mr. Saderup has sold his work internationally, including in Japan, Australia, South Africa, the U.K., Germany and Canada, as well as within the U.S. Mr. Saderup studied at Brigham Young University, the University of Hawaii, and the Art Center College of Design. Mr. Saderup has also previously worked as a professional actor and director.

There are currently no agreements or understandings whereby any officer or director would resign at the request of another person. None of our officers or directors are acting on behalf of or will act at the direction of any other person.

Conflicts Of Interest

Members of our management are, and may in the future become, associated with other firms involved in a range of business activities. Consequently, there are inherent potential conflicts of interest in their acting as officers and directors of Rokwader. Because the officers and directors are engaged in other business activities, they anticipate that they will devote only a limited amount of time to the Company’s affairs.

The Company does not currently plan to enter into any related-party transactions. Should the Company enter into any related-party transactions in the future, any such transactions will be made on an arms-length basis and will be on terms no more favorable than those given to an unaffiliated third party.

Our officers and directors are, so long as they remain our officers or directors, subject to the restriction that all opportunities contemplated by our plan of operation that come to their attention, in the performance of their duties or in any other manner, will be considered opportunities of, and be made available to us and the other companies that they are affiliated with on an equal basis. A breach of this requirement will be a breach of the fiduciary duties of the officer or director. If we and the companies that the officers and directors are affiliated with both desire to take advantage of an opportunity, then those officers and directors would abstain from voting upon the opportunity. In the event there is more than one company conducting a blank check offering and there is insufficient independence among officers and directors of the companies, our directors and offices will agree that Rokwader will be entitled to proceed with the proposed transaction if it so desires. In the event officers or directors of Rokwader become affiliated with a shell company that has not conducted a blank check offering and there is insufficient independence among that company and Rokwader to choose which of the entities may pursue the opportunity, the choice among entities will be determined by the preferences of the target. Directors may still individually take advantage of opportunities if we should decline to do so. Except as set forth above, we have not adopted any other conflict of interest policy with respect to those transactions.

Remuneration

None of the Rokwader’s officers or directors has received any cash or other remuneration since our inception. Current officers of Rokwader are not expected to receive any remuneration on account of services rendered in such capacity. No remuneration of any nature has been or will be paid for or on account of services rendered by a director in such capacity. Neither of the current officers and directors intends to devote more than fifteen hours a week to our affairs.

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by Rokwader for the benefit of its employees.

MANAGEMENT - ROKWADER - AFTER LATIGO ACQUISITION

Management of Rokwader following consummation of the acquisition of Latigo is currently expected to be as follows:

Name	Age	Position

Yale Farar	68	President and Director

Mitchell W. Turk	52	Chief Financial Officer, Secretary, and Director

Gary Saderup	56	Director

Steve Dorff	57	Director and President of Latigo Shore Music, Inc.

Yale Farar - See “Management - Rokwader”.

Mitchell W. Turk - See “Management - Rokwader”.

Gary Saderup - See “Management - Rokwader”.

Steve Dorff - See “Business of Latigo - Management Experience”.

Rokwader does not currently pay any compensation to its officers or directors. Latigo has entered into an employment agreement with Steve Dorff. Under the terms of the agreement, and for a period of two years, Mr. Dorff will provide Latigo, on a non-exclusive basis services for the exploitation of musical compositions owned or controlled by Latigo and for the operation of an artist development production company. Nothing shall prevent Mr. Dorff from acting as a producer of musical scores for television and film, and providing his services as a record producer for recording artists signed to record labels. Mr. Dorff will be paid a performance based compensation of 38% of all income earned by Latigo from the results of Mr. Dorff’s employee services less all operating expenses, including general and administrative expenses, incurred by Latigo.

PRINCIPAL STOCKHOLDERS

The table that follows sets forth certain information regarding the beneficial ownership of our common stock as of April 23, 2007, adjusted to reflect the completion of the acquisition of Latigo.

•	each person or entity who is known by us to own beneficially more than 5% of our outstanding common stock;

•	each of our officers and directors; and

•	all of our directors and officers as a group.

		Shares of Common Stock Beneficially Owned
		Currently		Owned after Acquisition
Name and Address of Beneficial Owner (1)	Class of Stock	Number	Percent	Number		Percent
Yale Farar (2)	Common	1,234,500	98.7%	1,234,500		93.5%
Mitchell W. Turk (3)	Common	8,000.7%		8,000.6%
Gary Saderup (3)	Common	7,500.6%		7,500.6%
Steve Dorff (4)	Common	-0-	-0-	70,000	(5)	5.3%
Officers and Directors (4 persons) (4)	Common	1,250,000	100%	1,320,000		100%

(1)	The address for each person or entity listed on the table other than Brooktide, LLC is c/o Rokwader, Inc., 23950 Craftsman Road, Calabasas, CA 91302.

(2)
These shares are held in the name of Brooktide, LLC of which Yale Farar, Rokwader’s President and Director, is the sole Manager of Brooktide, LLC. As sole Manager, Mr. Farar has voting and investment power over these shares.

(3)	Individual has sole voting and investment power over such shares.

(4)	Mr. Dorff was appointed a director of Rokwader following the acquisition.

Each of Messrs. Farar, Turk and Saderup may be deemed “Promoters” as that term is defined under the Securities Act.

DESCRIPTION OF SECURITIES

Common Stock

We are authorized to issue 100,000,000 shares of common stock, $.001 par value per share, of which 1,250,000 shares are issued and outstanding. Each outstanding share of common stock is entitled to one vote, either in person or by proxy, on all matters that may be voted upon by their holders at meetings of the stockholders.

 Holders of our common stock:

(i)	have equal ratable rights to dividends from funds legally available therefore, if declared by our Board of Directors;

(ii)	are entitled to share ratably in all of our assets available for distribution to holders of common stock upon our liquidation, dissolution or winding up;

(iii)	do not have preemptive, subscription or conversion rights or redemption or sinking fund provisions; and

(iv)	are entitled to one non-cumulative vote per share on all matters on which stockholders may vote at all meetings of our stockholders.

The holders of shares of our common stock do not have cumulative voting rights in the election of directors, which means that the holders of more than 50% of the outstanding shares voting for the election of directors can elect all of our directors if they so choose and, in such event, the holders of the remaining shares will not be able to elect any of our directors. At the completion of this reconfirmation offering, the officers and directors at that time will beneficially own approximately 91% of the outstanding shares of our common stock. Accordingly, after completion of this reconfirmation offering, our present stockholders will be in a position to control all of our affairs and elect all of our directors.

Preferred Stock

We may issue up to 10,000,000 shares of our preferred stock, par value $.001 per share, from time to time in one or more series. As of the date of the prospectus, no shares of preferred stock have been issued. Our Board of Directors, without further approval of our stockholders, is authorized to fix the dividend rights and terms, conversion rights, voting rights, redemption rights, liquidation preferences and other rights and restrictions relating to any series. Issuances of shares of preferred stock, while providing flexibility in connection with possible future financings, acquisitions and other corporate purposes, could, among other things, adversely affect the voting power of the holders of our common stock and any prior series of preferred stock then outstanding.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 26, 2007, Mr. Farar, the President of Rokwader, loaned the Company $110,000 in accordance with a 6% Subordinated Convertible Promissory Note (“Note”) executed by the Company. Pursuant to the terms of the Note, the loan bears interest at 6% per annum and absent an “Event of Default”, is payable on demand or upon receipt by the Company of not less then $500,000 in capital or sale of substantially all of the Company’s assets or 80% of the Company’s capital stock.

The proceeds of the Note will be used to complete the acquisition of Latigo and to pay fees and expenses, to the extent such expenses are not deferred, arising from the Company’s compliance with its public reporting requirements. The obligation under the Note may be prepaid at any time prior to its due date, without premium or penalty. The outstanding balance on the Note is immediately due and payable without notice or demand, upon or at anytime after the occurrence or existence of any one or more of the listed “Events of Default.”

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.06	Change in Shell Company Status.

Please see the discussion in Item 2.01 above relating to the acquisition of Latigo which discussion is incorporated herein by reference. As a result of the acquisition, Rokwader ceased to be a shell company.

SECTION 9 - FINANCIAL STATEMENT AND EXHIBITS

(a)	Financial Statements of Business Acquired

(d)	Exhibits.

2.1****	Securities Exchange Agreement dated February 12, 2007 between Rokwader, Inc., Latigo Shore Music, Inc., and Stockholders of Latigo

2.2◊	Revised Securities Exchange Agreement dated April 20, 2007 between Rokwader, Inc., Latigo Shore Music, Inc., and Stockholders of Latigo

3.1**	Certificate of Incorporation

3.2**	By-Laws

4.1**	Specimen Certificate of Common Stock

4.3**	Registration Rights Agreement

10.2**	Agreement to Advance Funds by Yale Farar

10.3***	Second Amendment to the Agreement to Advance Funds by Yale Farar dated December 4, 2006

10.4***	Promissory Note dated December 4, 2006 in favor of Yale Farar

10.5*	Addendum to Agreement to Advance Funds by Yale Farar dated March 27, 2007

10.6*	Memorandum of Understanding between Ask Street Music, LLC and Latigo Shore Music, Inc. dated January 25, 2007

10.7*	Employment Agreement between Steve Dorff and Latigo Shore Music, Inc. dated February 1, 2007

10.8*	Letter Agreement between Latigo Shore Music, Inc. and Jon Estep dated February 13, 2007

10.9*	Fair Market Valuation Opinion and Report dated March 30, 2007 re: Latigo Shore Music, Inc.

10.10◊	6% Subordinated Convertible Promissory Note dated April 26, 2007

◊	Filed herewith

*	These exhibits have been previously filed with Registrant’s Post-Effective Amendment No. 2 filed April 5, 2007

**	These exhibits have been previously filed with the Registrant’s SB-2 Registration Statement (333-125314).

***	Filed as exhibits to Registrant’s Form 8-K filed December 4, 2006

****	Filed as an exhibit to Registrant’s Form 8-K filed February 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROKWADER, INC.

Date: April 27, 2007	/s/ Yale Farar
Yale Farar, President (Principal Executive Officer)

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
Latigo Shore Music, Inc.
Los Angeles, California

We have audited the accompanying balance sheet of Latigo Shore Music, Inc. (the "Company"), A Delaware Corporation, as of December 31, 2006, and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Latigo Shore Music, Inc. as of December 31, 2006, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

LEVY, SAPIN, KO & COMPANY Certified Public Accountants, Inc. Los Angeles, California

January 31, 2007

Latigo Shore Music, Inc.
(A Delaware Corporation)
A Development Stage Enterprise
Balance Sheet

As of December 31, 2006
(Audited)

Assets

Current Assets
Cash in bank	$33,202

Total Current Assets	$33,202

Total Assets	$33,202

Liabilities and Stockholders' Equity (Deficit)
Current Liabilities
Loans Payable - see note 3	$34,000
Accrued interest payable	228

Total Current Liabilities	34,228

Stockholders' Equity (Deficit)
Capital stock, 100,000,000 shares authorized, $.001 par value - see note 4
Deficit accumulated in the development stage	(1,026)

Total Stockholders' Equity (Deficit)	(1,026)

Total Liabilities and Deficit Accumulated During the Development Stage	$33,202

The accompanying notes are an integral part of these financial statements

Latigo Shore Music, Inc.
(A Delaware Corporation)
A Development Stage Enterprise

Statement of Profit and Loss

From Inception (November 29, 2006) to December 31, 2006
(Audited)

Expenses
Organizational expense	719
Office expense	79
Interest expense	228

Total Expenses	1,026

Net Loss	$(1,026)

The accompanying notes are an integral part of these financial statements

Latigo Shore Music, Inc.
(A Delaware Corporation)
A Development Stage Enterprise

Statement of Retained Earnings (Deficit)

From Inception to December 31, 2006
(Audited)

Retained earnings, 11/29/06	$0

Net loss	(1,026)

Accumulated Deficit, 12/31/06	$(1,026)

The accompanying notes are an integral part of these financial statements

Latigo Shore Music, Inc.
(A Delaware Corporation)
A Development Stage Enterprise

Statement of Cash Flows

For the Year Ended December 31, 2006
(Audited)

Cash Flows from Operating Activities
Net gain (loss)	$(1,026)

Changes in operating assets and liabilities:
Increase in accrued interest	228

Net cash used in operating activities	(798)

Cash Flows from Investing Activities

Loan	34,000

Net Increase In Cash	33,202

Cash at Beginning of Year	-

Cash at End of Year	$33,202

The accompanying notes are an integral part of these financial statements

Latigo Shore Music, Inc.
(A Delaware Corporation)
(A Development Stage Enterprise)

December 31, 2006
(Audited)

NOTE 1	Organization

The company was incorporated in the State of Delaware on November 29, 2006 and will be engaged in the publishing and production of music. The capital stock of 100,000,000 shares at $.001 par value was authorized as of November 29, 2006. Capital stock has been issued in the subsequent year and is 100% owned by one shareholder.

NOTE 2	Significant Accounting Policies

Basis of Accounting

The financial statements have been prepared on the accrual basis of accounting. Accordingly, the accompanying financial statements are intended to present financial position, results of operations, and cash flows in conformity with generally accepted accounting principles.

In accordance with the Financial Accounting Standards Board pronouncements, because the principal operations of the company has not commenced, this company qualifies as a development stage company. This entails modification of the financial statement presentation and additional disclosures including the results of operations, statement of cash flow and stock issuance from the date of inception to the current year-end.

NOTE 3	Commitments and Contingencies

The Company has executed a promissory note on December 6, 2006 in the amount of $34,000 payable to a third party. The note bears interest at the rate of 10% per annum and is fully due on or before December 1, 2007.

The company committed itself to acquiring the rights to a catalogue of music royalties, the purchase of which to be completed in the subsequent year.

NOTE 4	Stockholders’ Equity

The capital stock of 100,000,000 million shares of $ .001 par value is authorized as of November 29, 2006. 10,000 shares were issued in January of 2007.

NOTE 5	Subsequent Events

The company completed the purchase and transfer of a one half interest in a catalogue of music copyrights effective in January of 2007.

The company has the intention of being acquired by another company within a few days. While not complete at this time, there is reasonable certainty from management that the transaction will take place and is therefore disclosed herein.

NOTE 6	Provision for Income Taxes

The current year’s provision for income taxes would normally include income taxes currently payable and those deferred due to temporary differences between the financial statement and tax basis of assets and liabilities. As of December 31, 2006, the Company has incurred start up costs of $1,026 which under current tax law the company has the option of deducting in a manner consistent with what is reflected for financial statement purposes. Therefore there is no current tax due nor will there be any deferred tax benefit to be reflected or disclosed at this time.

Latigo Shore Music, Inc.
(A Delaware Corporation)
A Development Stage Enterprise

Balance Sheet

As of February 14, 2007
(Unaudited)

	From 01/01/07 to 02/14/07	From inception until 12/31/06
Assets
Current Assets
Cash in bank	$7,700	$33,202

Total Current Assets	7,700	33,202

Other Assets
Music copyright cost - see note 2	30,000
Master compact disks - see note 2, 5	30,000

Total Other Assets	60,000

Total Assets	$67,700	$33,202

Liabilities and Stockholders' Equity (Deficit)

Current Liabilities
Accrued interest payable	$653	$228
Accrued expenses	2,750
Loans payable - see note 3	34,000	34,000

Total Current Liabilities	37,403	34,228

Stockholders' Equity (Deficit)
Capital stock, 100,000,000 shares authorized,
70,000 issued, $.001 par value - see note 4	70
Capital in excess of par value	34,930
Deficit accumulated in the development stage	(4,703)	(1,026)

Total Stockholders' Equity (Deficit)	30,297	(1,026)

Total Liabilities and Stockholders' Equity
and Deficit Accumulated During the Development Stage	$67,700	$33,202

The accompanying notes are an integral part of these financial statements.

Latigo Shore Music, Inc.
(A Delaware Corporation)
A Development Stage Enterprise

Statements of Profit and Loss

From Inception to February 14, 2007
(Unaudited)

	From 01/01/07 to 02/14/07	From inception until 12/31/06	From inception until 02/14/07
Expenses
Organizational expense	$-	$719	$719
Office expense	-	79	79
Interest expense	425	228	653
Music production cost	252	-	252
Legal and accounting	2,750	-	2,750
Filing fee	250	-	250

Total Expenses	3,677	1,026	4,703

Net Loss	$(3,677)	$(1,026)	$(4,703)

The accompanying notes are an integral part of these financial statements.

Latigo Shore Music, Inc.

(A Delaware Corporation)
A Development Stage Enterprise

Statements of Cash Flows

From Inception to February 14, 2007
(Unaudited)

	From 01/01/07 to 02/14/07	From inception until 12/31/06	From inception until 02/14/07
Cash Flows from Operating Activities
Net loss	$(3,677)	$(1,026)	$(4,703)

Changes in operating assets and liabilities:
Increase in accrued interest and expenses	3,175	228	3,403

Net cash used in operating activities	(502)	(798)	(1,300)

Cash Flows from Investing Activities

Purchase of copyrights and masters	(60,000)	-	(60,000)
Loan	-	34,000	34,000
Issuance of stock	35,000	-	35,000

Net Increase (Decrease) In Cash	(25,502)	33,202	7,700

Cash at Beginning of Year	33,202	-	-

Cash at End of Year	$7,700	$33,202	$7,700

The accompanying notes are an integral part of these financial statements.

Latigo Shore Music, Inc.
(A Delaware Corporation)
A Development Stage Enterprise

Statement of Stockholders' Equity (Deficit)

From Inception to February 14, 2007
(Unaudited)

Description	Common Stock Shares	Capital Stock	Capital in Excess of Par	Deficit Accumulated during Development Stage
Net Loss 12/31/06				$(1,026)
Sale of stock @ $.50 per share @ $.001 par value	10,000	$10	$4,990
Stock of asset @ $.50 per share @ $.001 par value	60,000	60	29,940
Net Loss				(3,677)
Balance 02/14/07	70,000	$70	$34,930	$(4,703)

The accompanying notes are an integral part of these financial statements.

Latigo Shore Music, Inc.
(A Delaware Corporation)
(A Development Stage Enterprise)

Notes and Comments

February 14, 2007
(Unaudited)

NOTE 1	Basis of Presentation

The accompanying financial statements as of and for the period ended February 14, 2007, which have been derived from audited financial statements and the interim unaudited financial statements of Latigo Shore Music, Inc. (the “Company,” “we” or “us”), have been prepared in accordance with U.S. generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by U.S. generally accepted accounting principles for complete financial statements. The accompanying financial statements include all adjustments (consisting of normal recurring adjustments) that we consider necessary for a fair presentation of the financial condition, results of operations and cash flows for the periods presented. The results of operations for the one and ½ months ended February 14, 2007, shown herein are not necessarily indicative of the results that may be expected for the year ended December 31, 2007, or for any other period. These financial statements, and notes thereto, should be read in conjunction with the financial statements, and notes thereto, included in the Company's audit financial statements for the year ended December 31, 2006.

The company was incorporated in the State of Delaware on November 29, 2006 and will be engaged in the publishing and production of music. The capital stock of 100,000,000 shares at $.001 par value was authorized as of November 29, 2006. Capital stock has been issued as detailed in the statement of stockholders’ equity and is 100% owned by one stockholder.

The stockholder has entered into an agreement with Rokwader Inc whereby all of the issued and outstanding shares of the company will be acquired by Rokwader in exchange for Rokwader stock and cash. The company will continue to operate as a wholly owned subsidiary of Rokwader Inc.

NOTE 2	Significant Accounting Policies

Basis of Accounting

The financial statements have been prepared on the accrual basis of accounting. Accordingly, the accompanying financial statements are intended to present financial position, results of operations, and cash flows in conformity with generally accepted accounting principles.

In accordance with the Financial Accounting Standards Board pronouncements, because the principal operations of the company has not commenced, this company qualifies as a development stage company. This entails modification of the financial statement presentation and additional disclosures including the results of operations, statement of cash flow and stock issuance from the date of inception of the company to the current period. In addition losses accumulated during this period are indicated as a deficit accumulated in the development stage.

Assets acquired for future music production and recordings are reflected at cost. A 50% interest in a music catalogue was acquired along with the transfer of master recordings of CD’s by the shareholder to the company. Since these intangible assets have been recently acquired and no determination has been made as to its useful life, no amortization is currently being reflected on the financial statements.

NOTE 3	Commitments and Contingencies

The Company has executed a promissory note on December 6, 2006 in the amount of $34,000 payable to a third party. The note bears interest at the rate of 10% per annum and is fully due on or before December 1, 2007.

The company has committed to arranging and producing demo recordings for a new artist for the purpose of seeking an exclusive recording contract. The financial effects of this agreement to the company cannot be determined at this time.

NOTE 4	Stockholders’ Equity

The capital stock of 100,000,000 shares of $ .001 par value is authorized as of November 29, 2006. 70,000 shares of common stock have been issued in 2007.

NOTE 5	Related Party Transactions

The master recordings were acquired from the stockholder for an amount equal to the cost incurred by the stockholder. The stockholder is also the artist who created these recordings. Additional common shares of the company were issued to pay for these assets.

PRO FORMA CONSOLIDATED UNAUDITED FINANCIAL INFORMATION

The unaudited pro forma consolidated financial statements as of and for the year ended December 31, 2006, have been prepared from the December 31, 2006 audited financial statements of the Company and the audited financial statements of Latigo Shores Music, Inc. for the period from inception November 29, 2006 to December 31, 2006.

The unaudited pro forma consolidated financial statements as of and for the period ended February 14, 2007, have been prepared from the February 14, 2007 unaudited financial statements of the Company and the unaudited financial statements of Latigo Shores Music, Inc. from February 14, 2007.

The unaudited pro forma consolidated financial statements have been prepared on a basis to reflect the acquisition of Latigo Shores Music Inc. as if such acquisition occurred as of November 29, 2006 for the statements of income and as of December 31, 2006 for the balance sheet. For each period, two sets of pro forma financial statements have been prepared. One is assuming minimum (51%) investor approval and one assuming maximum (100%) investor approval.

The unaudited pro forma consolidated financial statements should not be considered indicative of actual results that would have been achieved had the acquisition and the other transactions and events described been completed as of the dates or as of the beginning of the period indicated and do not purport to project the financial condition or results of operations and cash flows for any future date or period.

The reader should read these unaudited pro forma consolidated financial statements in conjunction with the Company’s financial statements as of and for the year ended December 31, 2006.

The pro forma adjustments are based on preliminary estimates, available information and certain assumptions, and may be revised, as additional information becomes available. The pro forma adjustments are more fully described in the notes to the unaudited pro forma consolidated financial statements.

Rokwader, Inc.
Pro Forma Consolidated Balance Sheet
100% Investor Approval
(Unaudited)
As of December 31, 2006

	Rokwader,	Latigo Shore Music,	Pro Forma Adjustments						Pro Forma
	Inc.	Inc.	Debit			Credit			Combined
Assets
Cash	$13,511	$33,202	126,635	(b	)	(30,000)	(a	)	$143,348
Restricted Cash	126,635	-				(126,635)	(b	)	-
Total Current Assets	140,146	33,202							143,348

Investment in Latigo	-	-							-
Deferred Offering Costs	94,998	-				(94,998)	(b	)	-
Music Copyright Costs	-	-	30,000	(a	)				30,000
Master Compact Disks	-	-	30,000	(a	)				30,000
Employment Contract	-	-	29,800	(a	)				29,800
Artist Contract	-	-	2,500	(a	)				2,500
Goodwill	-	-	8,726	(a	)				8,726
Total Other Assets	94,998	-							101,026

Total Assets	$235,144	$33,202							$244,374

Liabilities and Shareholder's Equity
Accounts Payable	$659	$-							$659
Accrued Interest Payable	1,635	228	1,635	(b	)				228
Accrued Expenses	60	-							60
Loans Payable	-	34,000							34,000
Loan Payable to Officer	120,000	-							120,000
Subscription Payable	125,000	-	125,000	(b	)				-
Total Liabilities	247,354	34,228							154,947

						(70)	(a	)
Common Stock	1,250	-				(125)	(b	)	1,445

						(69,930)	(a	)
Additional Paid-in Capital	99,990	-	94,998	(b	)	(124,875)	(b	)	199,797
						(1,635)	(b	)
Accumulated Deficit	(113,450)	(1,026)				(1,026)	(a	)	(111,815)
Total Shareholder's Deficit	(12,210)	(1,026)							89,427

Total Liabilities and Equity	$235,144	$33,202							$244,374

Rokwader, Inc.
Pro Forma Consolidated Income Statement
100% Investor Approval
(Unaudited)
For the Year Ended December 31, 2006

	Rokwader,	Latigo Shore Music,	Pro Forma Adjustments		Pro Forma
	Inc.	Inc.	Debit	Credit	Combined
Interest Income	$-	$-		1,635	$1,635

Expenses
General and Administrative	85,220	1,026			86,246

Net Income (Loss)	$(85,220)	$(1,026)			$(84,611)

Net (Loss) per Common Share - Basic	$(0.07)	$-			$(0.06)

Weighted Average Number			70,000
of Common Shares Outstanding	1,250,000	-	125,000		1,445,000

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
100% INVESTOR APPROVAL AS OF DECEMBER 31, 2006

The notes to the unaudited pro forma consolidated financial statements that follow are intended to provide additional information regarding the effect of the pro forma adjustments on the consolidated financial statements

(a)
Reflects the acquisition of 100% of the outstanding stock of Latigo Shores Music, Inc. (Latigo) for a purchase price of $100,000, including $30,000 in cash and $70,000 in Rokwader, Inc. stock. The purchase price was allocated to the fair value of the assets acquired, net of liabilities assumed, resulting in goodwill of $8,726. In addition, it assumes Latigo owned the music copyright costs, master compact disks, employment contract, and artist contract as of December 31, 2006. The allocation of the purchase price is itemized as follows:

Allocation of Purchase Price

Cash	$33,202
Music Copyright Costs	30,000
Master Compact Disks	30,000
Employment Contract	29,800
Artist Contract	2,500
Liabilities	(34,228)
Goodwill	8,726
Total Purchase Price	100,000

Fair market value of the above assets is based on an independent appraisal for the music copyright costs, master compact disks, employment contract, and artist contract. Liabilities are based on actual amounts owed.

The employment contract with Steve Dorff is for two years. The artist contract with Jon Estep is for 18 months. The music copyright costs and master compact disks have an estimated useful life of 5 to 10 years.

(b)	Reflects the release of funds held in escrow from the Company’s IPO resulting from the acquisition of a business in accordance with SEC rule 419.

Rokwader, Inc.
Pro Forma Consolidated Balance Sheet
51% Investor Approval
(Unaudited)
As of December 31, 2006

	Rokwader,	Latigo Shore Music,	Pro Forma Adjustments						Pro Forma
	Inc.	Inc.	Debit			Credit			Combined
Assets

Cash	$13,511	$33,202	64,584	(b	)	(30,000)	(a	)	$81,297
Restricted Cash	126,635	-				(126,635)	(b	)	-
Total Current Assets	140,146	33,202							81,297

Investment in Latigo	-	-							-
Deferred Offering Costs	94,998	-				(94,998)	(b	)	-
Music Copyright Costs	-	-	30,000	(a	)				30,000
Master Compact Disks	-	-	30,000	(a	)				30,000
Employment Contract	-	-	29,800	(a	)				29,800
Artist Contract	-	-	2,500	(a	)				2,500
Goodwill	-	-	8,726	(a	)				8,726
Total Other Assets	94,998	-							101,026

Total Assets	$235,144	$33,202							$182,323

Liabilities and Shareholder's Equity
Accounts Payable	$659	$-							$659
Accrued Interest Payable	1,635	228	1,635	(b	)				228
Accrued Expenses	60	-							60
Loans Payable	-	34,000							34,000
Loan Payable to Officer	120,000	-							120,000
Subscription Payable	125,000	-	125,000	(b	)				-
Total Liabilities	247,354	34,228							154,947

						(70)	(a	)
Common Stock	1,250	-				(64)	(b	)	1,384

						(69,930)	(a	)
Additional Paid-in Capital	99,990	-	63,750	(b	)	(63,686)	(b	)	169,856

Accumulated Deficit	(113,450)	(1,026)	30,414	(b	)	(1,026)	(a	)	(143,864)
Total Shareholder's Deficit	(12,210)	(1,026)							27,376

Total Liabilities and Equity	$235,144	$33,202							$182,323

Rokwader, Inc.
Pro Forma Consolidated Income Statement
51% Investor Approval
(Unaudited)
For the Year Ended December 31, 2006

	Rokwader,	Latigo Shore Music,	Pro Forma Adjustments						Pro Forma
	Inc.	Inc.	Debit			Credit			Combined
Interest Income	$-	$-				834	(b	)	$834

Expenses
General and Administrative	85,220	1,026	31,248	(b	)				117,494

Net Income (Loss)	$(85,220)	$(1,026)							$(116,660)

Net (Loss) per Common Share - Basic	$(0.07)	$-							$(0.08)

Weighted Average Number			70,000
of Common Shares Outstanding	1,250,000	-	64,000						1,384,000

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
51% INVESTOR APPROVAL AS OF DECEMBER 31, 2006

The notes to the unaudited pro forma consolidated financial statements that follow are intended to provide additional information regarding the effect of the pro forma adjustments on the consolidated financial statements

(a)
Reflects the acquisition of 100% of the outstanding stock of Latigo Shores Music, Inc. (Latigo) for a purchase price of $100,000, including $30,000 in cash and $70,000 in Rokwader, Inc. stock. The purchase price was allocated to the fair value of the assets acquired, net of liabilities assumed, resulting in goodwill of $8,726. In addition, it assumes Latigo owned the music copyright costs, master compact disks, employment contract, and artist contract as of December 31, 2006. The allocation of the purchase price is itemized as follows:

Allocation of Purchase Price

Cash	$33,202
Music Copyright Costs	30,000
Master Compact Disks	30,000
Employment Contract	29,800
Artist Contract	2,500
Liabilities	(34,228)
Goodwill	8,726
Total Purchase Price	$100,000

Fair market value of the above assets is based on an independent appraisal for the music copyright costs, master compact disks, employment contract, and artist contract. Liabilities are based on actual amounts owed.

The employment contract with Steve Dorff is for two years. The artist contract with Jon Estep is for 18 months. The music copyright costs and master compact disks have an estimated useful life of 5 to 10 years.

(b)
Reflects the release of funds held in escrow from the Company’s IPO resulting from the acquisition of a business in accordance with SEC rule 419. Assuming only 51% of the investors approve the acquisition, the Company returns 49% of its IPO funds (including accrued interest) to the disapproving investors. The Company’s deferred offering costs relating to its IPO were offset against capital retained from the 51% investor approval.  The remaining deferred offering costs of $31,248 were expended as they exceeded the capital retained from the offering.

Rokwader, Inc.
Pro Forma Consolidated Balance Sheet
100% Investor Approval
(Unaudited)
As of February 14, 2007

	Rokwader,	Latigo Shore Music,	Pro Forma Adjustments						Pro Forma
	Inc.	Inc.	Debit			Credit			Combined
Assets
Cash	12,852	7,700	126,635	(b	)	(30,000)	(a	)	117,187
Restricted Cash	126,635	-				(126,635)	(b	)	-
Total Current Assets	139,487	7,700							117,187

Investment in Latigo	-	-							-
Deferred Offering Costs	94,998	-				(94,998)	(b	)	-
Music Copyright Costs	-	30,000							30,000
Master Compact Disks	-	30,000							30,000
Employment Contract	-		29,800	(a	)				29,800
Artist Contract	-		2,500	(a	)				2,500
Goodwill	-	-	37,403	(a	)				37,403
Total Other Assets	94,998	60,000							129,703

Total Assets	234,485	67,700							246,890

Liabilitites and Shareholder's Equity
Accounts Payable	9,376	653							10,029
Accrued Interest Payable	1,635	-	1,635	(b	)				-
Accrued Expenses	6,803	2,750							9,553
Loans Payable	-	34,000							34,000
Loan Payable to Officer	120,000	-							120,000
Subscription Payable	125,000	-	125,000	(b	)				-
Total Liabilities	262,814	37,403							173,582

						(70)	(a	)
Common Stock	1,250	70	70	(a	)	(125)	(b	)	1,445

			34,930	(a	)	(69,930)	(a	)
Additional Paid-in Capital	99,990	34,930	94,998	(b	)	(124,875)	(b	)	199,797
						(1,635)	(b	)
Accumulated Deficit	(129,569)	(4,703)				(4,703)	(a	)	(127,934)
Total Shareholder's Deficit	(28,329)	30,297							73,308

Total Liabilities and Equity	234,485	67,700							246,890

Rokwader, Inc.
Pro Forma Consolidated Income Statement
100% Investor Approval
(Unaudited)
For the Period January 1, 2007 to February 14, 2007

	Rokwader,	Latigo Shore Music,	Pro Forma Adjustments		Pro Forma
	Inc.	Inc.	Debit	Credit	Combined
Interest Income	$-	$-		1,635	$1,635

Expenses
General and Administrative	16,119	3,677			19,796

Net Income (Loss)	$(16,119)	$(3,677)			$(18,161)

Net (Loss) per Common Share - Basic	$(0.01)	$-			$(0.01)

Weighted Average Number			70,000
of Common Shares Outstanding	1,250,000	-	125,000		1,445,000

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
100% INVESTOR APPROVAL AS OF FEBRUARY 14, 2007

The notes to the unaudited pro forma consolidated financial statements that follow are intended to provide additional information regarding the effect of the pro forma adjustments on the consolidated financial statements

(a)
Reflects the acquisition of 100% of the outstanding stock of Latigo Shores Music, Inc. for a purchase price of $100,000, including $30,000 in cash and $70,000 in Rokwader, Inc. stock. The purchase price was allocated to the fair value of the assets acquired, net of liabilities assumed, resulting in goodwill of $37,403. The allocation of the purchase price is itemized as follows:

Cash	$7,700
Music Copyright Costs	30,000
Master Compact Disks	30,000
Employment Contract	29,800
Artist Contract	2,500
Liabilities	(37,403)
Goodwill	37,403
Total Purchase Price	$100,000

Fair market value of the above assets is based on an independent appraisal for the music copyright costs, master compact disks, employment contract, and artist contract. Liabilities are based on actual amounts owed.

The employment contract with Steve Dorff is for two years. The artist contract with Jon Estep is for 18 months. The music copyright costs and master compact disks have an estimated useful life of 5 to 10 years.

(b)	Reflects the release of funds held in escrow from the Company’s IPO resulting from the acquisition of a business in accordance with SEC rule 419.

Rokwader, Inc.
Pro Forma Consolidated Balance Sheet
51% Investor Approval
(Unaudited)
As of February 14, 2007

	Rokwader,	Latigo Shore Music,	Pro Forma Adjustments						Pro Forma
	Inc.	Inc.	Debit			Credit			Combined
Assets
Cash	12,852	7,700	64,584	(b	)	(30,000)	(a	)	55,136
Restricted Cash	126,635	-				(126,635)	(b	)	-
Total Current Assets	139,487	7,700							55,136

Investment in Latigo	-	-							-
Deferred Offering Costs	94,998	-				(94,998)	(b	)	-
Music Copyright Costs	-	30,000							30,000
Master Compact Disks	-	30,000							30,000
Employment Contract	-	-	29,800	(a	)				29,800
Artist Contract	-	-	2,500	(a	)				2,500
Goodwill	-	-	37,403	(a	)				37,403
Total Other Assets	94,998	60,000							129,703

Total Assets	234,485	67,700							184,839

Liabilitites and Shareholder's Equity
Accounts Payable	9,376	653							10,029
Accrued Interest Payable	1,635	-	1,635	(b	)				-
Accrued Expenses	6,803	2,750							9,553
Loans Payable	-	34,000							34,000
Loan Payable to Officer	120,000	-							120,000
Subscription Payable	125,000	-	125,000	(b	)				-
Total Liabilities	262,814	37,403							173,582

						(70)	(a	)
Common Stock	1,250	70	70	(a	)	(64)	(b	)	1,384

			34,930	(a	)	(69,930)	(a	)
Additional Paid-in Capital	99,990	34,930	63,750	(b	)	(63,686)	(b	)	169,856

Accumulated Deficit	(129,569)	(4,703)	30,414	(b	)	(4,703)			(159,983)
Total Shareholder's Deficit	(28,329)	30,297							11,257

Total Liabilities and Equity	234,485	67,700							184,839

Rokwader, Inc.
Pro Forma Consolidated Income Statement
51% Investor Approval
(Unaudited)
For the Period January 1, 2007 to February 14, 2007

	Rokwader,	Latigo Shore Music,	Pro Forma Adjustments						Pro Forma
	Inc.	Inc.	Debit			Credit			Combined
Interest Income	$-	$-				834	(b	)	$834

Expenses
General and Administrative	16,119	3,677	31,248	(b	)				51,044

Net Income (Loss)	$(16,119)	$(3,677)							$(50,210)

Net (Loss) per Common Share - Basic	$(0.01)	$-							$(0.04)

Weighted Average Number			70,000
of Common Shares Outstanding	1,250,000	-	64,000						1,384,000

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
51% INVESTOR APPROVAL AS OF FEBRUARY 14, 2007

The notes to the unaudited pro forma consolidated financial statements that follow are intended to provide additional information regarding the effect of the pro forma adjustments on the consolidated financial statements

(a)
Reflects the acquisition of 100% of the outstanding stock of Latigo Shores Music, Inc. for a purchase price of $100,000, including $30,000 in cash and $70,000 in Rokwader, Inc. stock. The purchase price was allocated to the fair value of the assets acquired, net of liabilities assumed, resulting in goodwill of $37,403. The allocation of the purchase price is itemized as follows:

Allocation of Purchase Price

Cash	$7,700
Music Copyright Costs	30,000
Master Compact Disks	30,000
Employment Contract	29,800
Artist Contract	2,500
Liabilities	(37,403)
Goodwill	37,403
Total Purchase Price	$100,000

Fair market value of the above assets is based on an independent appraisal for the music copyright costs, master compact disks, employment contract, and artist contract. Liabilities are based on actual amounts owed.

The employment contract with Steve Dorff is for two years. The artist contract with Jon Estep is for 18 months. The music copyright costs and master compact disks have an estimated useful life of 5 to 10 years.

(b)
Reflects the release of funds held in escrow from the Company’s IPO resulting from the acquisition of a business in accordance with SEC rule 419. Assuming only 51% of the investors approve the acquisition, the Company returns 49% of its IPO funds (including accrued interest) to the disapproving investors. The Company’s deferred offering costs relating to its IPO were offset against capital retained from the 51% investor approval.  The remaining deferred offering costs of $31,248 were expended as they exceeded the capital retained from the offering.